SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                          -----------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (date of earliest event reported)

                                January 24, 2002



                            CARLYLE INDUSTRIES, INC.
                            ------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
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                 (State or other jurisdiction of incorporation)

          1-3462                                          13-1574754
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(Commission file number)                    (IRS employer identification number)

               One Palmer Terrace, Carlstadt, New Jersey  07072
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                   (Address of principal executive offices)

                Registrant's telephone number: (201) 935-6220
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

ITEM 5.  OTHER EVENTS

         On January 24, 2002, Carlyle Industries Inc. (the "Company") and its subsidiaries, Blumenthal/Lansing Company and Westwater Industries, Inc. (the "Subsidiaries"), each entered into a financing arrangement with The CIT Group/Commercial Services, Inc. ("CIT"), pursuant to which CIT shall make an aggregate of $7,500,000 available to the Company and the Subsidiaries, all as more fully provided in each of the respective agreements filed as exhibits to this Report and incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c) Exhibits.

                            TO BE FILED BY AMENDMENT



                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, Carlyle Industries, Inc. has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    CARLYLE INDUSTRIES, INC.



                                    By:  /s/ Edward F. Cooke
                                         ------------------------------------
                                    Name:  Edward F. Cooke
                                    Title: Vice President and Chief Financial
                                           Officer



Date:  February 7, 2002


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